Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contains more information about the Fund and its risks.  The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus and other information about the Fund online at www.johnsonmutualfunds.com. You can also get this information at no additional cost by calling (800)541-0170 or by sending an email request to prospectus@johnsonmutualfunds.com.

The Johnson Enhanced Return Fund	Fund Ticker - JEHNX
Summary Prospectus	May 1, 2010

Investment Objective:  Outperform the Fund’s benchmark, the S&P 500 Composite Stock Price Index, over a full market cycle.

Fees and Expenses:  The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)[1]
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	1.00%
Distribution Plan (12b-1 Fees)[2]	0.00%
Other Expenses (Acquired Fund Fees and Expenses)[3]	0.04%
Total Annual Fund Operating Expenses	1.04%
Fee Waiver	(0.65%)
Total Annual Fund Operating Expenses	0.39%
[1]	A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.
[2]	This Fund has adopted a Rule 12b-1 Plan; however the Plan has not been activated and the Funds has no present intention to activate the Plan.
[3]
“Other Expenses” are comprised solely of fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more Acquired Funds.  Numbers are rounded.  Acquired Fund Fees and Expenses are the indirect costs of investing in other funds.  If the Fund incurred Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses and Net Expenses will not correlate to the expense ratios in the Fund’s financial statements or the Financial Highlights in the prospectus because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other funds.

Effective May 1, 2010, the adviser has contractually agreed to waive its management fees for the Johnson Enhanced Return Fund through April 30, 2011.  The adviser may not unilaterally change the contract until May 1, 2011.   Prior to May 1, 2010, the adviser’s fee waivers for the Fund were the same as indicated above.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses (except for fee waivers in the first year), and sale of all shares at the end of each time period.  Although your actual expenses may be different, based on these assumptions your cost will be:

	1 Year	3 Years	5 Years	10 Years
Enhanced Return Fund	$40	$267	$513	$1,217

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.04% of the average value of its portfolio.

Primary Investment Strategies:  The Fund will usually invest:
♦	a portion of its assets in stock index futures contracts that the Fund’s adviser believes will produce the returns of the large capitalization U.S. equity market, and
♦	the balance of its assets in primarily short-term investment grade fixed income securities, which the adviser believes will produce income and enhance the Fund’s returns.

Investing in stock index futures contracts requires an investment of only a small portion of the Fund’s assets in order to produce a return on the Fund’s total assets that approximates the return of an underlying stock index.  This effect is referred to as “leverage.”  The Fund attempts to track an underlying stock index consisting of a representative sampling of the leading large capitalization companies in the leading industries in the U.S. economy.  The stock index futures are used only for replication of returns, not speculation.  The Fund also may invest in options on stock index futures.  The short-term fixed income securities will be dollar-denominated investment-grade bonds or, if unrated, bonds determined by the adviser to be of comparable quality.

The Fund will generally close out of positions in stock index futures only as necessary to maintain a return on the Fund’s total assets that approximates the return of the underlying stock index, and will sell its fixed income securities if the security reaches the adviser’s valuation target or if the adviser believes the issuer’s fundamentals have changed.

Principal Risks:  As with any mutual fund investment, the Fund’s returns may vary and you could lose money.

Company Risk – The Fund value might decrease in response to the activities and financial prospects of an individual company.

Market Risk – The Fund value might decrease in response to general market and economic conditions.

Volatility Risk – Common stocks (and indexes of common stocks) tend to be more volatile than other investment choices.

Derivatives Risk –Derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with the underlying index. Losses from derivatives may be greater than the derivative's original cost.

Leveraging Risk –Leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio. When the Fund is leveraged, it can lose more than the principal amount invested.

Correlation Risk – Due to derivative contract size limitations, the Fund's assets may be slightly under-invested or slightly over-invested compared to the underlying index, which could cause the Fund to be slightly less or more volatile than the underlying index, and the Fund's returns from the futures contracts may not mirror the underlying index.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities.

Credit Risk – The issuer of the fixed income security (including some Government Agencies) may not be able to make interest and principal payments when due.

Prepayment Risk - The value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.

Specific Maturity Risk - The specific maturities in which the Fund invests may fall in price more than other maturities.  Although the Fund's bonds are primarily short term, the bonds with longer maturities will fluctuate more than bonds with shorter maturities.

Management Risk – The adviser’s judgments about the attractiveness, value and potential appreciation of particular securities in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.

Mortgage-Backed Securities Risks — Mortgage-backed securities represent interests in “pools” of mortgages. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Annual Total Returns:  The chart and table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns from year to year since the Fund’s inception. The table shows how the Fund’s average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance.  Update performance information is available at no cost by visiting www.johnsoninv.com or by calling 1-800-541-0170.

During the period shown, the highest return for a calendar quarter was 17.80% in the second quarter of 2009, and the lowest return was -20.95 in the fourth quarter of 2008.

	1 YEAR	SINCE INCEPTION
Return Before Taxes	32.65%	0.28%
Return After Taxes on Distributions	32.10%	-1.52%
Return After Taxes on Distributions and Sale of Fund Shares	21.79%	-0.51%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.47%	-2.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  Johnson Investment Counsel, Inc.

Portfolio Managers:  The Fund is managed by a team of portfolio managers.  Jason Jackman, CFA, has been the team leader of the Fund team since its inception.   Dale Coates, CFA, has been a member of the Fund team since its inception.  Michael Leisring, CFA, has been a member of the Fund team since July 2003.

Purchase or Sale of Fund Shares:  Shares may be purchased or redeemed at the Fund's net asset value (NAV) next determined after receipt of your order, by check, wire, electronic bank transfer or exchange.  The minimum initial investment for the Fund is $5,000,000.  The minimum for additional purchases is $100.  You may buy or sell shares on any business day.  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including holidays.   Purchases and redemptions can be made through the Fund's transfer agent, Johnson Financial, Inc., 3777 West Fork Road, Cincinnati, OH  45247.  You may contact the transfer agent at 800-541-0170 for information about how to purchase or redeem Fund shares by wire, electronic bank transfer or exchange.

Tax Information: Dividends and capital gain distributions you receive are subject to federal income taxes and may also be subject to state and local taxes.